                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

                          ___________________________


         The undersigned Officer and Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form S-8 for the purpose of filing a Registration Statement for its Common Stock, par value $1.00 per share, to be issued pursuant to The Sherwin-Williams Company 1994 Stock Plan, hereby constitutes and appoints T.A. Commes, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Registration Statement and any and all amendments, supplements, and exhibits thereto and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.




January 26, 1994                           /s/ J.G. Breen
                                           -------------------------------
                                           J.G. BREEN
                                           Chairman of the Board and Chief
                                           Executive Officer, Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

                          ___________________________


         The undersigned Officer and Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form S-8 for the purpose of filing a Registration Statement for its Common Stock, par value $1.00 per share, to be issued pursuant to The Sherwin-Williams Company 1994 Stock Plan, hereby constitutes and appoints J.G. Breen, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Registration Statement and any and all amendments, supplements, and exhibits thereto and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.




January 24, 1994                           /s/  T.A. Commes
                                           ------------------------------
                                           T.A. COMMES
                                           President and Chief Operating
                                           Officer, Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

                          ___________________________


         The undersigned Officer of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form S-8 for the purpose of filing a Registration Statement for its Common Stock, par value $1.00 per share, to be issued pursuant to The Sherwin-Williams Company 1994 Stock Plan, hereby constitutes and appoints J.G. Breen, T.A. Commes and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Registration Statement and any and all amendments, supplements, and exhibits thereto and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.




January 26, 1994                           /s/ L.J. Pitorak
                                           -------------------------------
                                            L.J. PITORAK
                                            Senior Vice President - Finance,
                                            Treasurer and Chief Financial
                                            Officer

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

                          ___________________________


         The undersigned Officer of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form S-8 for the purpose of filing a Registration Statement for its Common Stock, par value $1.00 per share, to be issued pursuant to The Sherwin-Williams Company 1994 Stock Plan, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Registration Statement and any and all amendments, supplements, and exhibits thereto and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.



January 26, 1994                           /s/ J.L. Ault
                                           -------------------------------
                                           J.L. AULT
                                           Vice President - Corporate
                                           Controller

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

                          ___________________________


         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form S-8 for the purpose of filing a Registration Statement for its Common Stock, par value $1.00 per share, to be issued pursuant to The Sherwin-Williams Company 1994 Stock Plan, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said proposed Registration Statement and any and all amendments, supplements, and exhibits thereto and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.


January 25, 1994                  /s/ J.M. Biggar
                                  ----------------------------------
                                  J.M. BIGGAR
                                  Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

                          ___________________________


         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form S-8 for the purpose of filing a Registration Statement for its Common Stock, par value $1.00 per share, to be issued pursuant to The Sherwin-Williams Company 1994 Stock Plan, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said proposed Registration Statement and any and all amendments, supplements, and exhibits thereto and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.




January 25, 1994                           /s/ L. Carter
                                           -------------------------------
                                           L. CARTER
                                           Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

                          ___________________________


         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form S-8 for the purpose of filing a Registration Statement for its Common Stock, par value $1.00 per share, to be issued pursuant to The Sherwin-Williams Company 1994 Stock Plan, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said proposed Registration Statement and any and all amendments, supplements, and exhibits thereto and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.



January 24, 1994                           /s/ R.C. Doban
                                           ------------------------------
                                           R.C. DOBAN
                                           Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

                          ___________________________


         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form S-8 for the purpose of filing a Registration Statement for its Common Stock, par value $1.00 per share, to be issued pursuant to The Sherwin-Williams Company 1994 Stock Plan, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said proposed Registration Statement and any and all amendments, supplements, and exhibits thereto and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.



January 24, 1994                           /s/ D.E. Evans
                                           ------------------------------
                                           D.E. EVANS
                                           Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

                          ___________________________


         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form S-8 for the purpose of filing a Registration Statement for its Common Stock, par value $1.00 per share, to be issued pursuant to The Sherwin-Williams Company 1994 Stock Plan, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said proposed Registration Statement and any and all amendments, supplements, and exhibits thereto and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.



January 26, 1994                           /s/ W.G. Mitchell
                                           -------------------------------
                                           W.G. MITCHELL
                                           Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

                          ___________________________


         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form S-8 for the purpose of filing a Registration Statement for its Common Stock, par value $1.00 per share, to be issued pursuant to The Sherwin-Williams Company 1994 Stock Plan, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said proposed Registration Statement and any and all amendments, supplements, and exhibits thereto and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.



January 26, 1994                           /s/ A.M. Mixon
                                           ------------------------------
                                           A.M. MIXON
                                           Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

                          ___________________________


         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form S-8 for the purpose of filing a Registration Statement for its Common Stock, par value $1.00 per share, to be issued pursuant to The Sherwin-Williams Company 1994 Stock Plan, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said proposed Registration Statement and any and all amendments, supplements, and exhibits thereto and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.



January 27, 1994                           /s/ H.O. Petrauskas
                                           -------------------------------
                                           H.O. PETRAUSKAS
                                           Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

                          ___________________________


         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form S-8 for the purpose of filing a Registration Statement for its Common Stock, par value $1.00 per share, to be issued pursuant to The Sherwin-Williams Company 1994 Stock Plan, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said proposed Registration Statement and any and all amendments, supplements, and exhibits thereto and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.



January 26, 1994                           /s/ R.E. Schey
                                           -----------------------------
                                            R.E. SCHEY
                                            Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

                          ___________________________


         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form S-8 for the purpose of filing a Registration Statement for its Common Stock, par value $1.00 per share, to be issued pursuant to The Sherwin-Williams Company 1994 Stock Plan, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said proposed Registration Statement and any and all amendments, supplements, and exhibits thereto and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.



January 25, 1994                           /s/ R.K. Smucker
                                           -------------------------------
                                           R.K. SMUCKER
                                           Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

                          ___________________________


         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form S-8 for the purpose of filing a Registration Statement for its Common Stock, par value $1.00 per share, to be issued pursuant to The Sherwin-Williams Company 1994 Stock Plan, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said proposed Registration Statement and any and all amendments, supplements, and exhibits thereto and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.



January 24, 1994                           /s/ W.W. Williams
                                           -----------------------------
                                           W.W. WILLIAMS


                                           Director